                                                                   EXHIBIT 10.67


              ASSIGNMENT OF LOAN DOCUMENTS AND SECURITY INTERESTS
              ---------------------------------------------------


     The undersigned, IBM CREDIT CORPORATION, a Delaware corporation ("Assignor"), the sole owner and holder of the rights and indebtedness evidenced
  --------
by (i) that certain Revolving Loan and Security Agreement (the "Revolving Loan
                                                                --------------
Agreement") dated June 23, 1994, executed by and between KnowledgeWare, Inc., a
- ---------
Georgia corporation ("Borrower"), and Assignor, and (ii) that certain Term Note
                      --------
(the "Note"), dated June 23, 1994, in the original principal amount of
      ----
$2,766,800, executed by Borrower and payable to the order of Assignor (the Revolving Loan Agreement and the Note are hereinafter referred to collectively as the "Debt Instruments"), for and in consideration of receipt of the Purchase
        ----------------
Price, as set forth in Section 2 below, and other good and valuable
                       ---------
consideration paid to Assignor, the receipt and sufficiency of which are hereby acknowledged, hereby agrees in favor of STERLING SOFTWARE, INC., a Delaware corporation ("Assignee"), as follows:
              --------

     1.  Assignment.   Assignor has TRANSFERRED, SOLD, BARGAINED, ASSIGNED,
         ----------
GRANTED AND CONVEYED, and by these presents does TRANSFER, SELL, BARGAIN, ASSIGN, GRANT AND CONVEY unto Assignee, for the Purchase Price (as hereinafter defined), the following: (i) the Debt Instruments, together with all documents evidencing, guaranteeing, securing, pertaining to or executed in connection with the Debt Instruments, including, without limitation, those documents listed in Exhibit A attached hereto and made a part hereof for all purposes (including all
- ---------
extensions, renewals, modifications, substitutions and replacements of any of same, if any) (the Debt Instruments and all of such other documents, all extensions, renewals, modifications, substitutions and replacements collectively referred to as the "Loan Documents"), (ii) all of the rights, benefits,
                    --------------
privileges, liens, security interests and assignments owned, held, accruing and to accrue to, or for the benefit of Assignor in respect of the Debt Instruments and the Loan Documents (all of such liens, security interests and rights collectively referred to as the "Liens"), TO HAVE AND TO HOLD unto Assignee, its
                                 -----
successors and assigns, all right, title and interest of Assignor in, to and under the Debt Instruments, the other Loan Documents and the Liens. Assignee hereby accepts such assignment from Assignor, and Assignee hereby agrees that, from and after the date hereof, it shall assume, and does hereby assume, the performance of all obligations of Assignor under the Loan Documents, to the extent the same arise from and after the date hereof.

     2.  Purchase Price.  Assignee shall pay to Assignor in cash or other
         --------------
immediately available funds, by wire transfer to Assignor pursuant to the instructions set forth in Exhibit B attached hereto and made a part hereof for
                          ---------
all purposes, the sum of (a) (i) $12,226,808.81, constituting the outstanding principal balance of the Line of Credit indebtedness due under the Revolving Loan

Agreement on August 31, 1994, plus (ii) $118,559.92, constituting accrued and unpaid interest on the Line of Credit principal indebtedness through August 31, 1994, and (b) (i) $2,766,426, constituting the outstanding principal balance of the Term Note on August 31, 1994, plus (ii) $21,440.08, constituting unpaid interest on the principal balance of the Term Note, and (c) $-0-, constituting the total amount of all other sums due to Assignor under the Loan Documents (collectively, the "Purchase Price").
                    --------------

     3.  Assignment and Termination of Financing Statements.  Contemporaneously
         --------------------------------------------------
with the execution and delivery of this Assignment, Assignor shall execute and deliver (a) UCC-3 Total Assignments of the Financing Statements more particularly described in Exhibit C attached hereto and made a part hereof for
                          ---------
all purposes, and (b) an assignment of all filings made by Assignor on the patents, trademarks and copyrights of Borrower and its subsidiaries.

     4.  Endorsement and Delivery of Debt Instruments; Delivery of Loan
         --------------------------------------------------------------
Documents.  Contemporaneously with the execution and delivery of this
- ----------
Assignment, Assignor shall deliver to Assignee the original of each of the Debt Instruments to Assignee, endorsed "PAY TO THE ORDER OF STERLING SOFTWARE, INC." and all originals of the other Loan Documents in its possession, other than the original Copyright Security Agreement, Trademark Security Agreement and Patent Security Agreement listed as items 7 through 11 on Exhibit A.
                                                   ---------

     5.  Representations and Warranties.  Assignor hereby represents and
         ------------------------------
warrants to Assignee that:

          (a) Assignor is the present legal and equitable owner and holder of the Debt Instruments, and Assignor has not assigned, transferred or otherwise conveyed its interest in the Debt Instruments, or any of the other Loan Documents;

          (b) other than the agreements and documents referenced above in
     Section 1 of this Assignment, no amendments, modifications or agreements
     ---------
     exist which affect the Debt Instruments or any of the other Loan Documents; and

          (c) the Purchase Price represents all amounts due to Assignor by Borrower under the Loan Documents.

     6.   No Right to Payment.  Assignor acknowledges and agrees that, as of the
          -------------------
date hereof, Assignor has no further rights to any payments on the Debt Instruments or any income from any collateral therefor, and that to the extent that Assignor receives any payments on the Debt Instruments or the collateral therefor following the date hereof, Assignor will promptly remit the same to Assignee. In the event that Assignor shall ever receive any remittances from any account debtors pursuant to Section 3.5 of the Revolving Loan Agreement, Assignor shall properly endorse and deliver such remittances to Assignee, whether in the form of money, checks, notes, drafts, or other things of value or items of payment, and that such shall be received by Assignor solely as agent and in trust for Assignee. Assignor shall properly endorse and deliver to Assignee, on the day of receipt thereof or within a reasonable time thereafter, all such original checks, drafts, acceptances, notes and other evidences of, or properties constituting payment of such accounts, including all cash.

     7.   Further Assurances.  Assignor agrees that from and after the date
          ------------------
hereof, Assignor will, within a reasonable period of time after request therefor, execute and/or deliver to Assignee such additional documents as Assignee may reasonably request in order to more fully evidence the transfer to and vesting in Assignee of Assignor's rights with respect to the Debt Instruments, the other Loan Documents and the Liens.

     8.   Non-Reliance on Assignor.  The Assignor makes no representation or
          ------------------------
warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower, or the validity and enforceability of the obligations of the Borrower in respect of the Debt Instruments. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

     9.   Acknowledgment and Consent by Borrower.  By executing this Assignment,
          --------------------------------------
Borrower hereby consents to the terms and provisions hereof, and acknowledges that from and after the date hereof, Assignee shall succeed to all of the rights and obligations of Assignor under the Loan Documents. Borrower agrees to treat Assignee for all purposes as Payee in place of Assignor under the Loan Documents and to make no further payments on the Debt Instruments to Assignor.

     10.  Acknowledgement and Consent by Borrower.  By executing the Consent
          ---------------------------------------
which follows this Assignment, each of the undersigned guarantors under the Loan Documents hereby acknowledges and consents to this Assignment.

     11.  Successors and Assigns.  This Assignment shall be binding on and shall
          ----------------------
inure to the benefit of Assignor and Assignee and each of their respective successors, assigns, receivers and trustees.

     12.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the Laws of the State of New York.

     13.  Counterparts.  This Assignment may be executed in any number of
          ------------
original counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, collectively, shall constitute one agreement, it being understood and agreed that the signature pages may be detached from one or more of such counterparts and combined with the signature pages from any other counterpart in order that one or more fully executed originals may be assembled.

     EXECUTED and agreed to as of the 31st day of August, 1994.

                              ASSIGNOR:
                              --------

                              IBM CREDIT CORPORATION, a Delaware corporation


                              By:  /s/ Brad Thomas
                                 -------------------------------------------
                                   Brad Thomas
                                   RFCM


                              ASSIGNEE:
                              --------

                              STERLING SOFTWARE, INC., a Delaware corporation


                              By:  /s/ Vicki L. Hill
                                 -------------------------------------------
                                   Vicki L. Hill
                                   Vice President, Treasurer


                              BORROWER:
                              --------

                              KNOWLEDGEWARE, INC., a Georgia corporation


                              By:  /s/ Rick W. Gossett
                                 -------------------------------------------
                                   Rick W. Gossett
                                   Vice President, Treasurer

                             CONSENT OF GUARANTORS
                             ---------------------

     The undersigned Guarantors hereby agree to, ratify and confirm the terms of the above Assignment of Loan Documents and Security Interests.


                              GUARANTORS:
                              ----------

                              KNOWLEDGEWARE WORLDWIDE, INC., a Georgia corporation


                              By:  /s/ Rick W. Gossett
                                 -------------------------------------------
                                   Rick W. Gossett
                                   Secretary and Treasurer


                              IWK CORPORATION, a Delaware corporation


                              By: /s/ Rick W. Gossett
                                 -------------------------------------------
                                  Rick W. Gossett
                                  Secretary and Treasurer


                              MATESYS CORP., a California corporation


                              By: /s/ Rick W. Gossett
                                 -------------------------------------------
                                  Rick W. Gossett
                                  Chief Financial Officer, Treasurer and
                                    Assistant Secretary


                              KNOWLEDGEWARE INTERNATIONAL, INC., a Georgia corporation


                              By:  /s/ Rick W. Gossett
                                 -------------------------------------------
                                   Rick W. Gossett
                                   Chief Financial Officer, Treasurer and
                                     Assistant Secretary

STATE OF GEORGIA         (S)
                         (S)
COUNTY OF FULTON         (S)

     On the 31st day of August, 1994, before me personally came Brad Thomas, to me personally known and known to me to be the person described in and who executed the Assignment of Loan Documents and Security Interests dated August 31, 1994, as RFCM of IBM Credit Corporation, who being by me duly sworn, did depose and say that he is RFCM of IBM Credit Corporation, described in and which executed the foregoing instrument; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of IBM Credit Corporation.

                                    /s/ Jackie Pollack
                                    -------------------------------
                                    Notary Public

Notary Public, State of Georgia

          (SEAL)
My commission expires:

Notary Public, Dekalb Co., Georgia
My commission expires April 26, 1997
- ------------------------------------


STATE OF GEORGIA         (S)
                         (S)
COUNTY OF FULTON         (S)

     On the 31st day of August, 1994, before me personally came Vicki L. Hill, to me personally known and known to me to be the person described in and who executed the Assignment of Loan Documents and Security Interests dated August 31, 1994, as Vice President, Treasurer of Sterling Software, Inc., who being by me duly sworn, did depose and say that she is Vice President, Treasurer of Sterling Software, Inc., described in and which executed the foregoing instrument; that she signed her name thereto by like order; and that she acknowledged said instrument to be the free act and deed of Sterling Software, Inc.

                                    /s/ Jackie Pollack
                                    -------------------------------
                                    Notary Public

Notary Public, State of Georgia

          (SEAL)

My commission expires:

Notary Public, Dekalb Co., Georgia
My commission expires April 26, 1997
- ------------------------------------

STATE OF GEORGIA         (S)
                         (S)
COUNTY OF FULTON         (S)

     On the 31st day of August, 1994, before me personally came Rick W. Gossett, to me personally known and known to me to be the person described in and who executed the Assignment of Loan Documents and Security Interests dated August 31, 1994, as Treasurer, Chief Financial Officer and Assistant Secretary of KnowledgeWare, Inc., who being by me duly sworn, did depose and say that he is Treasurer, Chief Financial Officer and Assistant Secretary of KnowledgeWare, Inc., described in and which executed the foregoing instrument; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of KnowledgeWare, Inc.

                                    /s/ Jackie Pollack
                                    -------------------------------
                                    Notary Public

Notary Public, State of Georgia

          (SEAL)
My commission expires:

Notary Public, Dekalb Co., Georgia
My commission expires April 26, 1997
- ------------------------------------

STATE OF GEORGIA         (S)
                         (S)
COUNTY OF FULTON         (S)

     On the 31st day of August, 1994, before me personally came Rick W.
Gossett, to me personally known and known to me to be the person described in and who executed the Assignment of Loan Documents and Security Interests dated August 31, 1994, as Secretary and Treasurer of KnowledgeWare Worldwide, Inc., who being by me duly sworn, did depose and say that he is Secretary and Treasurer of KnowledgeWare Worldwide, Inc., described in and which executed the foregoing instrument; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of KnowledgeWare Worldwide, Inc.

                                    /s/ Jackie Pollack
                                    -------------------------------
                                    Notary Public

Notary Public, State of Georgia

          (SEAL)

My commission expires:

Notary Public, Dekalb Co., Georgia
My commission expires April 26, 1997
- ------------------------------------

STATE OF GEORGIA         (S)
                         (S)
COUNTY OF FULTON         (S)

     On the 31st day of August, 1994, before me personally came Rick W. Gossett, to me personally known and known to me to be the person described in and who executed the Assignment of Loan Documents and Security Interests dated August 31, 1994, as Treasurer and Secretary of IWK Corporation, who being by me duly sworn, did depose and say that he is Treasurer and Secretary of IWK Corporation, described in and which executed the foregoing instrument; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of IWK Corporation.

                                    /s/ Jackie Pollack
                                    -------------------------------
                                    Notary Public

Notary Public, State of Georgia

          (SEAL)

My commission expires:

Notary Public, Dekalb Co., Georgia
My commission expires April 26, 1997
- ------------------------------------


STATE OF GEORGIA         (S)
                         (S)
COUNTY OF FULTON         (S)

     On the 31st day of August, 1994, before me personally came Rick W.
Gossett, to me personally known and known to me to be the person described in and who executed the Assignment of Loan Documents and Security Interests dated August 31, 1994, as CFO, Treasurer and Assistant Secretary of Matesys Corp., who being by me duly sworn, did depose and say that he is CFO, Treasurer and Assistant Secretary of Matesys Corp., described in and which executed the foregoing instrument; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of Matesys Corp.

                                    /s/ Jackie Pollack
                                    -------------------------------
                                    Notary Public

Notary Public, State of Georgia

          (SEAL)

My commission expires:

Notary Public, Dekalb Co., Georgia
My commission expires April 26, 1997
- ------------------------------------

STATE OF GEORGIA    (S)
                    (S)
COUNTY OF FULTON    (S)

     On the 31st day of August, 1994, before me personally came Rick W. Gossett, to me personally known and known to me to be the person described in and who executed the Assignment of Loan Documents and Security Interests dated August 31, 1994, as CFO, Treasurer and Assistant Secretary of KnowledgeWare International, Inc., who being by me duly sworn, did depose and say that he is CFO, Treasurer and Assistant Secretary of KnowledgeWare International, Inc., described in and which executed the foregoing instrument; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of KnowledgeWare International, Inc.

                                    /s/ Jackie Pollack
                                    -------------------------------
                                    Notary Public

Notary Public, State of Georgia

          (SEAL)

My commission expires:

Notary Public, Dekalb Co., Georgia
My commission expires April 26, 1997
- ------------------------------------

                                   EXHIBIT A
                                   ---------


                                 Loan Documents
                                 --------------


1. Revolving Loan and Security Agreement, dated June 23, 1994, by and between KnowledgeWare, Inc. and IBM Credit Corporation.

2. Term Note, dated June 23, 1994, in the stated principal amount of $2,766,800, executed by KnowledgeWare, Inc. and made payable to the order of IBM Credit Corporation.

3. Collateralized Guaranty, dated June 23, 1994, executed by KnowledgeWare Worldwide, Inc. in favor of IBM Credit Corporation.

4. Collateralized Guaranty, dated June 23, 1994, executed by IWK Corporation in favor of IBM Credit Corporation.

5. Collateralized Guaranty, dated June 23, 1994, executed by Matesys Corp. in favor of IBM Credit Corporation.

6. Collateralized Guaranty, dated June 23, 1994, executed by KnowledgeWare International, Inc. in favor of IBM Credit Corporation.

7. Copyright Security Agreement (Copyrights, Copyright Applications and Copyright Licenses), dated June 23, 1994 executed by and between Matesys Corp. and IBM Credit Corporation.

8. Copyright Security Agreement (Copyrights, Copyright Applications and Copyright Licenses) dated June 23, 1994, executed by and between KnowledgeWare, Inc. and IBM Credit Corporation.

9. Trademark Security Agreement (Trademarks, Trademark Registrations, Trademark Applications and Trademark Licenses), dated June 23, 1994, executed by and between Matesys Corp. and IBM Credit Corporation.

10. Trademark Security Agreement (Trademarks, Trademark Registrations, Trademark Applications and Trademark Licenses), dated June 23, 1994, executed by and between KnowledgeWare, Inc. and IBM Credit Corporation.

11. Patent Security Agreement (Patents, Patent Applications and Patent Licenses), dated June 23, 1994, executed by and between KnowledgeWare, Inc. and IBM Credit Corporation.

12. Blocked Account Amendment to a Lockbox Agreement, dated June 23, 1994, by and among KnowledgeWare, Inc., IBM Credit Corporation and Bank South, N.A.

                                   EXHIBIT B
                                   ---------

                             (Wiring Instructions)



IBM Credit Corporation
P.O. Box 905320
Charlotte, NC 28290-5320
c/o First National Bank of Chicago
Chicago, Illinois
Account #:  5934-796
ABA#:  071000013

                                   EXHIBIT C
                                   ---------

                           (UCC-3 Total Assignments)

          (a) UCC-3 Total Assignment in favor of Assignee, assigning Assignor's rights under original Financing Statement No. 761865 filed on July 22, 1991, in Fulton County, Georgia;

          (b) UCC-3 Total Assignment in favor of Assignee, assigning Assignor's rights under original Financing Statement No. 766157 filed on October 21, 1991, in Fulton County, Georgia;

          (c) UCC-3 Total Assignment in favor of Assignee, assigning Assignor's rights under original Financing Statement No. 812543 filed on June 15, 1994, in Fulton County, Georgia;

          (d) UCC-3 Total Assignment in favor of Assignee, assigning Assignor's rights under original Financing Statement No. 812544 filed on June 15, 1994, in Fulton County, Georgia;

          (e) UCC-3 Total Assignment in favor of Assignee, assigning Assignor's rights under original Financing Statement No. 812545 filed on June 15, 1994, in Fulton County, Georgia;

          (f) UCC-3 Total Assignment in favor of Assignee, assigning Assignor's rights under original Financing Statement No. 812546 filed on July 15, 1994, in Fulton County, Georgia;

          (g) UCC-3 Total Assignment in favor of Assignee, assigning Assignor's rights under original Financing Statement No. 812542 filed on July 15, 1994, in Fulton County, Georgia;

          (h) UCC-3 Total Assignment in favor of Assignee, assigning Assignor's rights under original Financing Statement No. 94 4720 filed on June 17, 1994, in Gwinnett County, Georgia;

          (i) UCC-3 Total Assignment in favor of Assignee, assigning Assignor's rights under original Financing Statement No. 94122986 filed on June 17, 1994, with the Secretary of State of the State of California;

          (j) UCC-3 Total Assignment in favor of Assignee, assigning Assignor's rights under original Financing Statement No. 942047353 filed on June 23, 1994, with the Secretary of State of the State of Colorado;

          (k) UCC-3 Total Assignment in favor of Assignee, assigning Assignor's rights under original Financing Statement No. 9408857 filed on July 1, 1994, with the Secretary of State of the State of Delaware;

          (l) UCC-3 Total Assignment in favor of Assignee, assigning Assignor's rights under original Financing Statement No. 3272527 filed on June 17, 1994, with the Secretary of State of the State of Illinois;

          (m) UCC-3 Total Assignment in favor of Assignee, assigning Assignor's rights under original Financing Statement No. K558617 filed on June 20, 1994, with the Secretary of State of the State of Iowa;

          (n) UCC-3 Total Assignment in favor of Assignee, assigning Assignor's rights under original Financing Statement No. 243068 filed on June 20, 1994, with the Secretary of State of the State of Massachusetts;

          (o) UCC-3 Total Assignment in favor of Assignee, assigning Assignor's rights under original Financing Statement No. 375369 filed on June 29, 1994, with the City of Boston of the State of Massachusetts;

          (p) UCC-3 Total Assignment in favor of Assignee, assigning Assignor's rights under original Financing Statement No. 44197B filed on June 23, 1994, with the Secretary of State of the State of Michigan;

          (q) UCC-3 Total Assignment in favor of Assignee, assigning Assignor's rights under original Financing Statement No. 1683682 filed on June 23, 1994, with the Secretary of State of the State of Minnesota;

          (r) UCC-3 Total Assignment in favor of Assignee, assigning Assignor's rights under original Financing Statement No. 2420357 filed on June 17, 1994, with the Secretary of State of the State of Missouri;

          (s) UCC-3 Total Assignment in favor of Assignee, assigning Assignor's rights under original Financing Statement No. 1578036 filed on June 27, 1994, with the Secretary of State of the State of New Jersey;

          (t) UCC-3 Total Assignment in favor of Assignee, assigning Assignor's rights under original Financing Statement No. 126954 filed on June 20, 1994, with the Secretary of State of the State of New York;

          (u) UCC-3 Total Assignment in favor of Assignee, assigning Assignor's rights under original Financing Statement No. 94PN30379 filed on June 28, 1994, with New York County of the State of New York;

          (v) UCC-3 Total Assignment in favor of Assignee, assigning Assignor's rights under original Financing Statement No. AL08258 filed on June 17, 1994, with the Secretary of State of the State of Ohio;

          (w) UCC-3 Total Assignment in favor of Assignee, assigning Assignor's rights under original Financing Statement No. 4148B06 filed on July 1, 1994, with Franklin County of the State of Ohio;

          (x) UCC-3 Total Assignment in favor of Assignee, assigning Assignor's rights under original Financing Statement No. S09266 filed on June 17, 1994, with the Secretary of State of Oregon;

          (y) UCC-3 Total Assignment in favor of Assignee, assigning Assignor's rights under original Financing Statement No. 23240167 filed on June 17, 1994, with the Secretary of State of the Commonwealth of the Commonwealth of Pennsylvania;

          (z) UCC-3 Total Assignment in favor of Assignee, assigning Assignor's rights under original Financing Statement No. 942743 filed on June 17, 1994, with the Prothonotary of Philadelphia County of the Commonwealth of Pennsylvania;

          (aa) UCC-3 Total Assignment in favor of Assignee, assigning Assignor's rights under original Financing Statement No. 94-120581 filed on June 17, 1994, with the Secretary of State of the State of Texas;

          (bb) UCC-3 Total Assignment in favor of Assignee, assigning Assignor's rights under original Financing Statement No. 9406177045 filed on June 17, 1994, with the Secretary of State of the State of Virginia;

          (cc) UCC-3 Total Assignment in favor of Assignee, assigning Assignor's rights under original Financing Statement No. 94-006145 filed on June 17, 1994, with Fairfax County of the State of Virginia;

          (dd) UCC-3 Total Assignment in favor of Assignee, assigning Assignor's rights under original Financing Statement No. 94-168-0139 filed on June 17, 1994, with the Secretary of State of the State of Washington; and

          (ee) UCC-3 Total Assignment in favor of Assignee, assigning Assignor's rights under original Financing Statement No. 9400011826 filed on June 23, 1994, with the District Clerk, District of Columbia.